Exhibit 10.2

SHARE EXCHANGE AGREEMENT- GOLDFIELD INTERNATIONAL INC.

THIS EXCHANGE OF SHARES AGREEMENT ("AGREEMENT") is entered into this 1st day of MARCH 2013, between MINERALRITE Corporation (BUYER) (MINERALRITE ), and Lloyd McEwan as (SELLER) for the shares of GOLDFIELD INTERNATIONAL INC. (GOLDFIELD) , located at 55 South Geneva Road, Lindon, UT 84042;

MINERALRITE shall acquire by share exchange all assets of GOLDFIELD , including the name, inventory, all manufacturing and associated equipment, engineering knowledge, any applicable patents and intellectual property, overhead cranes, furniture, all fixtures, and other assets owned by GOLDFIELD. Seller warrants that the business and assets are free of all liens, liabilities and encumberances that are not specifically declared verbally and or in writing to exist. Exhibit "A" is attached detailing an estimate of the inventory. Buyer and Seller have perform a walk thru of the premises to verify and agree upon the inventory.

Terms shall be the following:

MINERALRITE shall acquire the business for a share exchange of 2,000,000 voting shares of restricted MINERALRITE shares for 100% of the shares of GOLDFIELD, consisting of 1000 shares of GOLDFIELD. MINERALRITE shall assume as of March 1, 2013 all assets and liabilities of GOLDFIELD

The exchange of shares shall be tax free in accordance with Section 368 of the Internal Revenue Code. IRC §§354 and 361 when applicable. Specifically a share for share exchange under §368(a)(1)(13) and other applicable sections of the IRC.

MINERALRITE shall have the right to lease for the price of $8,000 per month the existing premises consisting of ONE office space and approximately 40,000 square feet of back bay area. A right to lease a second office space of approximately 1000 square feet is included.  (The existing building is not included in the purchase of the business)

The Parties have agreed upon the balance of receivables versus payables, the cash on hand, and the existing inventory of raw material

In consideration of the mutual covenants and AGREEMENTs contained herein. the adequacy of which is hereby acknowledged by each party, the parties hereby agree as follows:

L.M.   G.P.

1. Good Faith Negotiations.

MINERALRITE and GOLDFIELD acknowledge that each party has negotiated in good faith regarding all facts and representations. with the goal of a mutually beneficial sale.

2. Expenses.

Each party agrees that it shall he responsible for the payment of its own investment banking, legal or other professional fees incurred in connection with creating this AGREEMENT and the proposed Transaction.

3. Intent Regarding Underlying Transaction.

It is the intent of the parties that this AGREEMENT is subject to verification by MINERALRITE of the conditions listed within this AGREEMENT, including verification of equipment and inventory by the parties and any applicable price adjustments.

4. Due Diligence

The parties have provided the necessary and material due diligence information to each other for review.

5. Confidentiality.

The terms of any prior Confidentiality Agreements shall remain in full force and effect.

6. Cooperation

The parties agree to cooperate with each other in structuring the sale in a mutually beneficial manner.

7. Governing Law-MEDIATION-Arbitration

L.M.   G.P.

This AGREEMENT shall be governed by and in accordance with the laws of the State of UTAK

The Parties agree to negotiate in good faith to resolve any disputes, disagreements, questions, claims. or similar matters in regard to this AGREEMENT or any matter in regard to the relationship between the Parties. If such matters cannot be resolved by negotiations between the Parties, such matters shall be resolved by MEDIATION. Venue shall be set in Utah.

The parties may mutually agree to arbitration by a single arbitrator in accordance with rules set by such arbitrator and judgment upon any award may be entered in any court of competent jurisdiction. Venue of such arbitration shall be set in Utah. Either party may make a request for arbitration by filing the request in writing with the other party, for their agreement to Arbitrate. This provision for arbitration shall be an absolute bar to any other legal proceedings between the Parties hereto and the arbitrator's decision shall not be appealable.

8. Amendments.

This AGREEMENT may not be amended except in writing by the parties hereto.

9. Counterparts

This AGREEMENT may be executed in one or more counterparts, and all such counterparts taken together will constitute one and the same AGREEMENT. Fax, email and other form of electronic copies of documents shall be binding upon the parties, with original signature documents to follow.

10. Severablity

If any provision or section of this AGREEMENT is found to be invalid, the remaining provisions shall remain in full force and effect. Should one of the sections or provisions of this AGREEMENT, or any work phrase. sentence, clause, or paragraph thereof be declared invalid, illegal, or unenforceable in any respect by any federal, state, county, or municipal court or government, such validity, legality, and enforceability of the remaining sections and provisions hereof and any other applications thereof shall not in any way be affected or impaired hereby and will remain in full force and effect as if such invalid or illegal sections or provisions were omitted.

L.M.   G.P.

11. Waiver

No waiver of any breach of any condition, covenant, or AGREEMENT herein shall constitute a continuing waiver or a waiver of any subsequent breach of the same of any other condition. covenant, or AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed by their duly authorized officers as of the date first written above.

MINERALRITE

By:	/s/ Guy Peckham
Guy Peckham, President.

GOLDFIELD

By:	/s/ Lloyd McEwan
Lloyd McEwan-Owner

L.M.   G.P.

PURCHASE OF PERSONAL GOODWILL AGREEMENT - MINERALRITE
Corporation

THIS PURCHASE OF PERSONAL GOODWILL AGREEMENT ("AGREEMENT") is entered into this 1st day of MARCH 2013, between MINERALRITE Corporation (MINERALRITE) (BUYER), and Lloyd McEwan, an individual (SELLER).

For the price of $100,000 paid by MINERALRITE, Lloyd McEwan shall transfer personal goodwill owned by him to MINERALRITE.

Payments shall be as follows.

$33,000 by April 1st, 2013

$33,000 by May 1st, 2013

$34,000 by June 1st, 2013

Interest at the rate of 8% per year simple interest shall be added for any payments that are greater than 10 days late. Section #7 shall apply in the event of any disputes between the parties.

In consideration of the mutual covenants and AGREEMENTs contained herein, the adequacy of which is hereby acknowledged by each party, the parties hereby agree as follows:

1. Good Faith Negotiations.

MINERALRITE and Lloyd McEwan acknowledge that each party has negotiated in good faith regarding all facts and representations.

2. Expenses.

Each party agrees that it shall be responsible for the payment of its own investment banking, legal or other professional fees incurred in connection with creating this AGREEMENT and the proposed Transaction.

L.M.    G.P.

3. Intent Regarding Underlying Transaction.

It is the intent of the parties that this AGREEMENT shall be for the PERSONAL GOODWILL of Lloyd McEwan.

4. Due Diligence

The parties have provided the necessary information to each other for review.

5. Confidentiality.

The terms of any prior Confidentiality Agreements shall remain in full force and effect.

6. Cooperation

The parties agree to cooperate with each other in structuring the sale in a mutually beneficial manner.

7. Governing Law-MEDIATION-Arbitration

This AGREEMENT shall be governed by and in accordance with the laws of the State of UTAH

The Parties agree to negotiate in good faith to resolve any disputes, disagreements, questions, claims, or similar matters in regard to this AGREEMENT or any matter in regard to the relationship between the Parties. If such matters cannot be resolved by negotiations between the Parties, such matters shall be resolved by MEDIATION. Venue shall be set in Utah.

L.M.    G.P.

The parties may mutually agree to arbitration by a single arbitrator in accordance with rules set by such arbitrator and judgment upon any award may be entered in any court of competent jurisdiction. Venue of such arbitration shall be set in Utah. Either party may make a request for arbitration by filing the request in writing with the other party, for their agreement to Arbitrate. This provision for arbitration shall be an absolute bar to any other legal proceedings between the Parties hereto and the arbitrator's decision shall not be appealable.

8. Amendments.

This AGREEMENT may not be amended except in writing by the parties hereto.

9. Counterparts

This AGREEMENT may be executed in one or more counterparts, and all such counterparts taken together will constitute one and the same AGREEMENT. Fax, email and other form of electronic copies of documents shall be binding upon the parties, with original signature documents to follow.

10. Severablity

If any provision or section of this AGREEMENT is found to be invalid, the remaining provisions shall remain in full force and effect. Should one of the sections or provisions of this AGREEMENT, or any work phrase, sentence, clause, or paragraph thereof be declared invalid, illegal, or unenforceable in any respect by any federal, state, county, or municipal court or government, such validity, legality, and enforceability of the remaining sections and provisions hereof and any other applications thereof shall not in any way be affected or impaired hereby and will remain in full force and effect as if such invalid or illegal sections or provisions were omitted.

11. Waiver

L.M.    G.P.

No waiver of any breach of any condition, covenant, or AGREEMENT herein shall constitute a continuing waiver or a waiver of any subsequent breach of the same of any other condition, covenant, or AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed by their duly authorized officers as of the date first written above.

MINERALRITE

By:	/s/ Guy Peckham
Guy Peckham,
President.

By:	/s/ Lloyd McEwan
Lloyd McEwan

L.M.    G.P.